UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02474

Midas Perpetual Portfolio, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY	10005
(Address of principal executive offices)	(Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/09 - 12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

MIDAS FUNDS

Discovering Opportunities

Midas Fund

Midas Special Fund

Midas Perpetual Portfolio

December 31, 2009
ANNUAL REPORT

APPLICATION INSIDE

Midas Fund (Ticker: MIDSX)

Seeks capital appreciation and protection against inflation and secondarily current income through investments primarily in precious metals and natural resources bullion and companies.

Midas Special Fund (Ticker: MISEX)

Invests aggressively for capital appreciation in any security in any sector.

Midas Perpetual Portfolio (Ticker: MPERX)

Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, large capitalization growth stocks, and dollar assets.

To Our Shareholders

W

hich was a better year for investors, 2008 or 2009?  Here are some facts to consider: in 2008 the Standard & Poor’s 500 Stock Index (S&P 500) crashed 37% in the most severe bear market since 1931; in 2009 the S&P 500 jumped over 26%. Indeed, shareholders of the three Midas mutual funds saw their portfolios appreciate over the course of 2009 by 17.03% in Midas Perpetual Portfolio, 34.56% in Midas Special Fund, and 83.88% in Midas Fund!  So the obvious answer to the question is 2009, right?

WRONG!
From an investment perspective – a forward looking perspective – 2008 was better. As that wrenching year drew to a close, investor confidence was plummeting, media stories were relentlessly pessimistic, and stock prices had fallen to compellingly attractive levels.  In short, it was a classic moment for “Discovering Opportunities” for future investment gains.

Discovering Opportunities Now For Your Future

What is a wise forward looking perspective today, particularly in view of 2009's gratifying returns?  Our perspective at Midas is simple: avoid complacency that markets can only continue upwards, and prepare for future market volatility by seeking quality securities more likely to weather a temporary market or economic downturn. Likewise, keep a long term investing outlook with a disciplined focus on companies with combinations of strength in operations, finances, and products that are attractive, even through volatile markets.  Of course, neither view can eliminate the risk of potential loss.

We cannot predict the future of the markets, and we are skeptical of those who try to do so. Reacting to every news item and rapidly shifting money between stocks, bonds, industries, and sectors seldom seems to work. Instead, we recommend a long term approach with a diversified portfolio of Midas Funds, although it does not eliminate the risk of potential loss.

Midas Fund	Midas Special Fund	Midas Perpetual Portfolio

Convenient Regular Investing

Midas offers an excellent service - the Midas Bank Transfer Plan - which makes convenient regular investing. It can help you now seek your financial goals for the future. With the free Midas Bank Transfer Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Periodically, you should review your overall portfolio. For retirement investing goals, consider the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. At Midas, we also offer Health Savings Accounts as well as Education Savings Accounts. Forms for all of these Midas plans may be found at www.MidasFunds.com.

Investing the same amount regularly, known as “dollar cost averaging,”can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Consider . . . Midas Perpetual Portfolio

The Midas approach is based on three principles: first, seek quality; second, invest for the long term; and third, diversify your overall portfolio. In this connection, consider including in your portfolio: Midas Special Fund for a longer term, stock market oriented objective; Midas Fund for precious metals capital appreciation and as a hedge against inflation; and, Midas Perpetual Portfolio for investors who wish to preserve and increase the purchasing power value of their capital for the long term with a strategy that does not depend on any particular outcome for the economy.

Midas Perpetual Portfolio seeks to invest a fixed target percentage of its total assets in set investment categories: gold, silver, Swiss franc assets, stocks of U.S. and foreign companies dealing primarily in real estate and natural resources,large capitalization growth stocks, and dollar assets. The investment strategy of the Fund acknowledges a broad range of economic possibilities and investment outlooks and seeks to incorporate investments appropriate for each of them.

Contact Us to Get

Started  Today

As you invest in the Midas Funds for your future, we will be seeking to discover opportunities to achieve the investment objectives of the Funds. If you have any questions, we will be happy to assist you without any obligation on your part. We look forward to hearing from you. Please call us at 1-800-400-MIDAS (6432), or visit www.MidasFunds.com.

Sincerely,
Thomas B. Winmill
President

Midas Fund

C O M M E N T A R Y

W

e are pleased to welcome all new shareholders attracted to Midas Fund by its track record of past performance, its policy of investing primarily in securities of companies principally involved in mining, processing, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its shareholder services. Midas Fund's value rose 83.88% for its shareholders in 2009, a gratifying result for our quality, “growth in gold” and other natural resources investment approach, particularly given the relatively lac-kluster return for gold bullion in the same period of only about 25%.

Market Review

During 2009, gold prices based on the London p.m. fix fluctuated between $810 and $1,212 per ounce, averaging $972, and ending the year at $1,087. Unlike in some prior periods, gold’s strength was seen in many major currencies. For example, in 2009 gold advanced not only in U.S. dollar terms, but it also rose 21% in euros, 11% in UK pounds, 28% in yen, and 19% in Indian rupees.  In terms of commodity based currencies, however, the gold price actually declined slightly, such as in Australian dollars (down 3%) and South African rands (down 0.4%). Prices of many base metals (such as copper), platinum, and silver rose faster than gold and shares of companies mining these resources generally tended to outperform pure gold miners.  Recovering dramatically after their collapse in 2008, shares of many smaller capitalization mining companies on average showed robust price increases.

TOP 10 HOLDINGS
AS OF DECEMBER 31, 2009

1.	Silvercorp Metals, Inc.
2.	Aquarius Platinum Ltd.
3.	Barrick Gold Corporation
4.	Centerra Gold, Inc.
5.	Kinross Gold Corp.
6.	Compania de Minas Buenaventura SA
7.	Northern Dynasty Minerals Ltd.
8.	Newcrest Mining
9.	Newmont Mining Corp.
10.	Jaguar Mining, Inc.

Strategies Focusing on Quality

In this positive market environment, Midas Fund’s strategic investment approach in quality mining companies enhanced returns in 2009. As the prices of precious and base metals fluctuated, the Fund sought to reallocate capital away from resource companies whose share prices appeared to have risen to generous valuation levels and towards quality companies whose share prices appeared to offer discounted value. Further seeking to exploit the apparent valuation discrepancies in the markets, the Fund’s short selling of certain companies whose valuations were stretched or whose operations appeared at risk of negative developments was paired with leveraged long positions in attractive gold, platinum, and other natural resource companies.  Currently leveraged, Midas Fund anticipates generally emphasizing growing companies, particularly those in the platinum sector, with operations offering increasing cash flow, expanding production profiles, promising exploration potential, and/or other special growth features.

Outlook for a Positive Role for Gold

Midas sees current U.S. fiscal policy as leading to U.S. dollar devaluation, domestic inflation, and gold’s increased competitive status as a reserve “currency.” In the fiscal year to September 2009, the federal government deficit totaled over $1.4 trillion, which represents about 10% of U.S. Gross Domestic Product. During the next 10 years, according to the Office of Management and Budget, federal government spending is projected to remain high, but tax revenues are optimistically also projected to rise to highs. Yet even with these optimistic projections, federal budget deficits are projected to add $10 trillion to the federal debt.  Over this period, Midas projects only 1% to 2% GDP growth because of the enormous burdens on the nation’s economy of (a) interest payments (currently $300 billion, and climbing) on this ballooning federal debt and (b) cash outlays required to honor entitlement programs such as Social Security and Medicare.  Interestingly, since 2002 Congress has raised the debt limit nine times and nearly doubled the Treasury’s borrowing authority, from $6.4 to $12.4 trillion.  While attempting to mitigate the risks inherent in the sector by seeking quality investments with growth potential, our objective is to position Midas Fund to benefit from these emerging trends.

Midas Special Fund

C O M M E N T A R Y

I

t is a pleasure to welcome new shareholders and to submit this 2009 Annual Report for Midas Special Fund. Midas Special Fund invests solely for capital appreciation. The Fund may invest in any security type and in any industry sector, in domestic or foreign companies, and in companies of any size. Generally, the Fund seeks quality companies with unique combinations of strength in operations, products, and finances, offering growth and value. The Fund may employ speculative investment techniques such as borrowing money for investment purposes, a practice known as  leveraging, and may also invest defensively.

Economic Developments and Financial Markets

In our 2009 Semi-Annual Report, we noted some reasons for cautious optimism about the U.S. economy, and we have been pleased to see improvements over time. The Federal Reserve Districts recently reported that, although economic activity remains at a low level, conditions have improved modestly and more broadly geographically.  The Districts noted that consumer spending in the recent 2009 holiday season was greater that in 2008, but short of 2007 levels. The Districts also noted that auto sales have been stable or increasing slightly, as nonfinancial services activity generally improves. Meanwhile, the report suggested that manufacturing activity has held steady and the outlook was optimistic, notwithstanding “cautious” spending plans. Offsetting favorable data on inflation were the statistics indicating that labor market conditions remain weak.  Indeed, the Bureau of Labor Statistics reported 85,000 U.S. jobs losses in December and an unemployment rate of 10%.  A positive note was sounded by the Federal Reserve Districts in reporting that toward the end of 2009 home sales generally increased.

TOP 10 HOLDINGS
AS OF DECEMBER 31, 2009

1.	Berkshire Hathaway, Inc. Class B
2.	MasterCard, Inc.
3.	Google, Inc.
4.	JPMorgan Chase & Co.
5.	Canadian Natural Resources Ltd.
6.	Johnson & Johnson
7.	Goldman Sachs Group, Inc.
8.	Costco Wholesale Corp.
9.	General Electric Co.
10.	Apple, Inc.

Important for investors was the recent statement by the Federal Reserve Open Market Committee to the effect that the Committee will maintain the target range for the federal funds rate at 0% to ¼%. Further, the Committee noted that to boost mortgage lending and housing markets and to improve overall conditions in the credit markets. The Federal Reserve is planning to purchase about $1.25 trillion of agency mortgage-backed securities and $175 billion of agency debt.

The Fund’s Capital Appreciation Strategies and Outlook

In these market conditions, the Fund’s strategy over 2009 was to de-emphasize consumer product and home improvement companies and add out of favor, but high quality, pharmaceutical, insurance, and conglomerate companies with attractive valuations. Given the low valuations and market pessimism prevalent for much of the year, the Fund maintained leverage, limiting market timing strategies. At December 31, 2009, the Fund’s top ten holdings comprised approximately 86% of its net assets. With holdings of some of the largest and best known U.S. companies in insurance, technology, banking, and finance, the Fund’s total return for 2009 was a gratifying 34.56%. In the same period, the Standard & Poor’s 500 returned 26.46%, according to Morningstar. Our current view of financial conditions suggests that the Fund may benefit during 2010 from its flexible portfolio approach, investing opportunistically and employing aggressive and speculative investment techniques as deemed appropriate. As the Fund pursues its capital appreciation objective through this flexible approach, its holdings and allocations are subject to substantial change at any time.

Tax Advantaged Retirement Accounts

Midas Special Fund will pursue its capital appreciation objective aggressively as financial market conditions evolve, seeking to discover opportunities for attractive long term investment - whether due to a changing outlook for the prospects of a particular company or an industry sector generally. Since these strategies may reflect longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. Of course, we also would be very pleased to discuss with you any questions you may have. Just call us toll free at 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be glad to assist you, as always, without obligation on your part.

Midas Perpetual Portfolio

C O M M E N T A R Y

M

idas Perpetual Portfolio’s objective is to preserve and increase the purchasing power value of its shares over the long term. The investment strategy of the Fund acknowledges a broad range of economic possibilities and investing outlooks, and seeks to incorporate investments appropriate for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares of the Fund.

In pursuit of its investment objective, the Fund seeks to invest a fixed “Target Percentage” of its total assets of each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss Franc Assets	10%
Hard Asset Securities	15%
Large Capitalization Growth Stocks	15%
Dollar Assets	35%

Total	100%

These investment categories, although subject to risk of potential loss, have been chosen and weighted with the goal of providing downside protection to the overall portfolio in most foreseeable economic conditions.

Gold and silver investments may include bullion, bullion type coins, and exchange traded funds. Swiss franc assets may include Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity.

TOP 10 HOLDINGS
AS OF DECEMBER 31, 2009

1.	SSgA Money Market Fund
2.	SPDR Gold Trust
3.	Switzerland Government, 2.5% Notes, due 3/12/16
4.	iShares Silver Trust
5.	Southern Copper Corp.
6.	Cisco Systems, Inc.
7.	Oracle Corp.
8.	Google, Inc.
9.	Telefonica SA
10.	Sanofi-Aventis

Hard asset securities may include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals). Large capitalization growth stocks normally may include U.S. and foreign companies with market capitalization over $50 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks. Dollar assets may include U.S. Treasury bills, notes and bonds, obligations of U.S. government agencies, instrumentalities and sponsored enterprises, and U.S. dollar denominated cash, money market funds, money market instruments, bank deposits, high grade, short term corporate bonds and banker’s acceptances, and similar investments.

Investment Strategy, Review, and Outlook

The Federal Reserve Districts recently reported that, although economic activity remains at a low level, conditions have improved modestly and more broadly geographically.  Equity markets, after dropping sharply in the first quarter, recovered and ended the year up strongly. Notwithstanding the often conflicting economic and financial market news, Midas Perpetual Portfolio held true to its target allocation strategy during the year and, we are pleased to report, provided a total return in 2009 of 17.03%. With respect to outlook, it should be noted that the Federal Reserve Open Market Committee recently suggested that it continues to anticipate that economic conditions, including subdued inflation trends, low rates of resource utilization, and stable inflation expectations, are likely to lead to low levels of the federal funds rate for an extended time.

Contact Us for Information and Services

Designed to provide growth at lower risk, the Fund’s all weather approach makes it an attractive vehicle for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. For information on this free service, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you or a friend or relative. Midas Perpetual Portfolio’s long term objective also makes it attractive for investment through our Traditional or Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. If you would like to learn more, we would be very pleased to hear from you and look forward to helping you get started.

Allocation of Portfolio Holdings*

December 31, 2009

Midas Fund

Midas Special Fund

Midas Perpetual Portfolio

*	Each Fund’s allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

Midas Fund
Schedule of Portfolio Investments - December 31, 2009
Common Stocks (112.04%)
Shares		Cost	Value

Major Precious Metals Producers (32.76%)

100,000	AngloGold Ashanti Ltd. ADR (a)	$3,107,908	$4,018,000
150,000	Barrick Gold Corp. (b)	6,187,628	5,907,000
152,746	Compania De Minas Buenaventura ADR (b)	3,151,230	5,112,409
291,453	Fresnillo plc (b)	587,289	3,727,285
110,000	Goldcorp Inc.	3,422,006	4,327,400
300,000	Kinross Gold Corp.	6,291,388	5,520,000
150,000	Newcrest Mining Ltd. (b)	2,178,696	4,764,142
100,000	Newmont Mining Corp. (b)	4,863,545	4,731,000
		29,789,690	38,107,236
Intermediate Precious Metals Producers (30.30%)

80,000	Agnico-Eagle Mines Ltd. (a) (c)	4,685,998	4,320,000
919,000	Aquarius Platinum Ltd. (a) (d)	6,288,476	6,090,063
548,300	Centerra Gold Inc.	5,641,823	5,616,885
200,000	Eldorado Gold Corp.(a) (c)	2,687,960	2,834,000
200,000	IAMGold Corp.	2,379,140	3,128,000
100,000	Lihir Gold Limited ADR (a)	1,830,100	2,919,000
575,000	Northam Platinum Ltd.	1,552,969	3,734,010
1,000,000	Silvercorp Metals, Inc. (a)	5,877,327	6,600,000
		30,943,793	35,241,958
Junior Precious Metals Producers (15.67%)

200,000	Alamos Gold Inc. (b) (d)	2,506,500	2,396,000
1,500,000	Avocet Mining PLC (d)	2,012,663	2,573,470
600,000	CGA Mining Ltd. (a) (d)	895,814	1,178,939
1,642,000	Etruscan Resources Inc. (d)	4,244,566	661,718
1,000,000	Great Basin Gold Ltd. (a) (c) (d)	2,816,753	1,710,034
407,675	Jaguar Mining, Inc. (d)	1,384,196	4,561,885
200,000	Minefinders Corporation Ltd. (b) (d)	2,142,792	2,060,000
1,000,000	Northgate Minerals Corp. (a) (c) (d)	2,792,410	3,080,000
		18,795,694	18,222,046
Exploration and Project Development Companies (15.00%)

1,400,000	Andean Resources Ltd. (a) (d)	1,824,724	3,224,914
500,000	Comaplex Minerals Corp. (d)	2,039,576	3,305,036
100,000	Detour Gold Corp.(d)	1,500,580	1,702,118
93,100	Guyana Goldfields (d)	678,233	711,304
500,000	International Tower Hill Mines Ltd. (a) (c) (d)	2,947,963	3,550,000
37,699	Ivanhoe Nickel & Platinum Ltd. (d) (e)	-	-
600,000	Northern Dynasty Minerals Ltd. (a) (c) (d)	7,605,098	4,956,000
		16,596,174	17,449,372

See notes to financial statements.

Midas Fund
Schedule of Portfolio Investments - December 31, 2009

Common Stocks (112.04%)
Shares		Cost	Value

Other Natural Resources Companies (18.31%)

450,000	Anvil Mining Ltd. (a)	$7,878,845	$1,373,522
55,500	BHP Billiton Ltd. ADR (a) (c)	4,422,873	4,250,190
6,915,000	Farallon Resources Ltd. (d)	4,878,824	3,660,650
525,000	Forsys Metals Corp. (d)	2,500,928	2,031,750
152,754	Johnson Matthey PLC (b)	2,178,488	3,781,235
101,279	KHD Humboldt Wedag International Ltd. (b) (d)	937,590	1,378,407
550,000	Mercator Minerals Ltd. (d)	2,891,248	1,308,899
300,000	Thompson Creek Metals Company Inc. (a) (c) (d)	3,441,403	3,516,000
		29,130,199	21,300,653
Total common stocks		125,255,550	130,321,265

Warrants (0.66%) (c)

562,500	Etruscan Resources Inc., expiring 11/02/10	-	12,072
258,500	Etruscan Resources Inc., expiring 8/06/11	-	25,273
225,000	First Majestic Silver Corp., expiring 3/25/10	-	15,559
100,000	Kinross Gold Corp., expiring 9/07/11	-	181,100
142,900	Kinross Gold Corp., expiring 9/03/13	577,052	536,352

Total warrants		577,052	770,356

Bullion Ounces (0.01%)

10	Gold (d)	9,643	10,951

Securities held as Collateral on Loaned Securities (14.59%)

16,966,859	State Street Navigator Securities Lending Prime Portfolio	16,966,859	16,966,859

Total investments (127.30%)		$142,809,104	148,069,431

Liabilities in excess of other assets (-23.35%)			(27,163,434)
Securities sold short (-3.95)			(4,595,052)

Net assets (100.00%)			$116,310,945

Securities Sold Short (-3.95%)

1,980,200	Denison Mines Corp.		$(2,495,052)
500,000	Gabriel Resources Ltd.		(2,100,000)

Total securities sold short (proceeds $4,319,538)			$(4,595,052)

(a) All or a portion of this security was on loan.
(b) Fully or partially pledged as collateral on bank credit facility.
(c) Fully or partially pledged as collateral on securities sold short.
(d) Non-income producing.
(e) Illiquid and/or restricted security that has been fair valued.

ADR means “American Depositary Receipt.”

See notes to financial statements.

Midas Special Fund

Schedule of Portfolio Investments - December 31, 2009

Common Stocks (117.99%)
Shares		Cost	Value

Crude Petroleum & Natural Gas (6.21%)

10,000	Canadian Natural Resources Ltd.	$522,599	$719,500

Electronic Computers (4.55%)

2,500	Apple Inc. (a) (b)	477,375	527,150

Electronic & Other Electrical Equipment (4.70%)

36,000	General Electric Company	435,510	544,680

Fire, Marine & Casualty Insurance (37.77%)

1,050	Berkshire Hathaway, Inc. Class B (a) (b)	1,744,890	3,450,300
20,000	Leucadia National Corporation (a) (b)	571,362	475,800
9,000	The Travelers Companies, Inc.(c)	416,182	448,740

		2,732,434	4,374,840
Holding Companies (3.45%)

18,000	Brookfield Asset Management Inc.	517,152	399,240

Information Retrieval Services (10.71%)

2,000	Google, Inc. - Class A (a) (b)	758,730	1,239,960

National Commercial Banks (6.98%)

19,400	JPMorgan Chase & Co. (b)	691,858	808,398

Operative Builders (2.56%)

25,000	Hovnanian Enterprises, Inc. (a)	489,087	96,000
20,000	Pulte Homes, Inc. (a) (c)	444,535	200,000

		933,622	296,000
Pharmaceutical Preparations (6.12%)

11,000	Johnson & Johnson (b)	669,169	708,510

Security Brokers, Dealers & Flotation Companies (5.69%)

3,900	The Goldman Sachs Group, Inc. (b)	865,343	658,476

See notes to financial statements.

Midas Special Fund
Schedule of Portfolio Investments - December 31, 2009

Common Stocks (117.99%)
Shares		Cost	Value

Services - Business Services (22.10%)

10,000	MasterCard, Inc. (b)	$937,175	$2,559,800

Surgical & Medical Instruments & Apparatus (2.04%)

3,000	Becton, Dickinson and Company (c)	210,947	236,580

Variety Stores (5.11%)

10,000	Costco Wholesale Corp. (b)	692,696	591,700

Total common stocks		10,444,610	13,664,834

Money Market Fund (0.04%)

5,199	SSgA Money Market Fund, 0.01% (d)	5,199	5,199

Securities held as Collateral on Loaned Securities (6.32%)

732,278	State Street Navigator Securities Lending Prime Portfolio	732,278	732,278

Total investments (124.35%)		$11,182,087	14,402,311

Liabilities in excess of other assets (-24.35%)			(2,820,593)

Net assets (100.00%)			$11,581,718

(a) Non-income producing.
(b) Fully or partially pledged as collateral on bank credit facility.
(c) All or a portion of this security was on loan.
(d) Rate represents the 7 day annualized yield at December 31, 2009.

See notes to financial statements.

Midas Perpetual Portfolio
Schedule of Portfolio Investments - December 31, 2009

Shares			Cost	Value

Gold (19.77%)

15,310		SPDR Gold Trust (a)	$1,326,145	$1,642,916

Silver (5.07%)

25,464		iShares Silver Trust (a)	285,816	421,149

Swiss Franc Assets (8.95%)

725,000	(b)	Switzerland Government 2.50% Notes, due 3/12/16	661,943	743,562

Hard Asset Securities (15.78%)

Copper Ores (1.81%)
4,576		Southern Copper Corp.	73,520	150,596

Crude Petroleum & Natural Gas (3.18%)
1,219		Occidental Petroleum Corp.	73,137	99,165
654		PetroChina Company Limited	68,566	77,800
1,838		Petroleo Brasileiro S.A.	67,908	87,636
			209,611	264,601
Gold Ores (2.10%)
2,051		Barrick Gold Corp.	75,431	80,768
2,385		Goldcorp Inc.	75,217	93,826
			150,648	174,594
Industrial Gases (1.19%)
1,231		Praxair, Inc.	73,081	98,862

Petroleum Refining (1.62%)
1,408		ConocoPhillips	72,945	71,906
915		Exxon Mobil Corp.	73,051	62,394
			145,996	134,300
Plastic Materials, Resins & Nonvulcanelastomers (1.18%)
2,907		E.I. du Pont De Nemours and Company	73,569	97,879

Real Estate Investment Trusts (2.88%)
1,213		Federal Realty Investment Trust	75,091	82,144
1,778		Health Care REIT, Inc.	74,180	78,801
958		Public Storage	76,168	78,029
			225,439	238,974
Soybean Oil Mills (0.95%)
2,525		Archer-Daniels-Midland Company	72,815	79,058

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) (0.87%)
1,558		Nucor Corp.	71,991	72,681

Total hard asset securities			1,096,670	1,311,545

See notes to financial statements.

Midas Perpetual Portfolio
Schedule of Portfolio Investments - December 31, 2009

Shares		Cost	Value

Large Capitalization Growth Stocks (15.11%)

Communications Equipment (1.60%)
5,559	Cisco Systems, Inc. (a)	$90,765	$133,082

Electronic Computers (1.24%)
2,000	Hewlett-Packard Company	75,060	103,020

Fire, Marine & Casualty Insurance (1.19%)
30	Berkshire Hathaway, Inc. Class B (a)	96,440	98,580

Information Retrieval Services (1.37%)
184	Google, Inc.-Class A (a)	75,235	114,076

Life Insurance (1.16%)
1,316	China Life Insurance Company Ltd. ADR	74,580	96,529

Oil & Gas Field Services (1.20%)
1,533	Schlumberger Ltd.	64,903	99,783

Pharmaceutical Preparations (1.35%)
2,851	Sanofi-Aventis ADR	91,709	111,959

Radio & TV Communications Equipment (0.93%)
1,667	QUALCOMM Inc.	75,052	77,115

Services-Prepackaged Software (2.70%)
3,261	Microsoft Corp.	75,582	99,428
5,096	Oracle Corp.	90,696	125,056
		166,278	224,484
Telephone Communications (2.37%)
1,799	China Mobile Ltd. ADR	91,493	83,528
1,359	Telefonica, S.A. ADR	91,593	113,504
		183,086	197,032

Total large capitalization growth stocks		993,108	1,255,660

Dollar Assets (35.55%)

Money Market Fund
2,955,022	SSgA Money Market Fund, 0.01% (c)	2,955,022	2,955,022

Total investments (100.23%)		$7,318,704	8,329,854

Liabilities in excess of other assets (-0.23%)			(19,197)

Net assets (100.00%)			$8,310,657

(a) Non-income producing.
(b) Represents principal amount denominated in Swiss Francs.
(c) Rate represents the 7 day annualized yield at December 31, 2009.

ADR means “American Depositary Receipt."

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2009	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
Assets
Investments at cost	$142,809,104	$11,182,087	$7,318,704

Investments at value	$148,069,431	$14,402,311	$8,329,854
Cash	-	-	962
Receivables:
Investments sold	1,330,847	-	-
Dividends	58,526	5,695	3,086
Fund shares sold	40,704	-	5,570
Income from securities loaned	10,047	361	-
Interest	-	-	13,600
Foreign withholding taxes reclaimed	-	-	5,614
Other assets	47,172	8,980	8,204

Total assets	149,556,727	14,417,347	8,366,890

Liabilities
Collateral on securities loaned, at value	16,966,859	732,278	-
Bank line of credit	11,266,481	2,009,768	-
Securities sold short	4,595,052	-	-
Payables:
Accrued expenses	235,208	72,412	50,435
Investment management fees	95,843	9,529	-
Fund shares redeemed	48,544	-	3,520
Distribution fees	25,795	9,677	-
Administrative services	12,000	1,965	2,278

Total liabilities	33,245,782	2,835,629	56,233

Net assets	$116,310,945	$11,581,718	$8,310,657

Shares outstanding, $0.01 par value	30,448,632	830,851	7,204,126

Net asset value, offering, and redemption price per share	$3.82	$13.94	$1.15

Net assets consist of:
Paid in capital	$142,472,564	$12,087,162	$7,299,034
Accumulated deficit in net investment income	(723,745)	-	-
Accumulated net realized loss	(30,421,781)	(3,725,668)	-
Net unrealized appreciation on investments
and foreign currencies	4,983,907	3,220,224	1,011,623
	$116,310,945	$11,581,718	$8,310,657

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2009	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio

Investment income
Dividends	$631,548	$99,738	$55,074
Income from securities loaned	76,346	3,637	-
Foreign tax withholding	(26,675)	(1,404)	(2,479)
Interest	-	16,742	14,823

Total investment income	681,219	118,713	67,418

Expenses
Investment management	934,032	99,652	-
Transfer agent	444,900	78,090	46,126
Distribution	233,508	97,997	-
Administrative services	134,384	14,680	11,790
Interest and fees on bank credit facility	101,152	33,907	904
Bookkeeping and pricing	72,585	25,260	26,915
Printing and postage	58,750	12,352	8,210
Legal	55,650	3,990	9,920
Directors	48,280	11,092	4,102
Registration	35,140	26,358	20,975
Insurance	33,580	4,457	3,727
Custodian	29,935	2,811	2,285
Auditing	28,014	21,069	16,676
Interest and fees related to short sales	23,840	-	-
Other	10,647	845	8,533

Total expenses	2,244,397	432,560	160,163

Net investment loss	(1,563,178)	(313,847)	(92,745)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	10,777,265	(406,657)	207,803
Securities sold short	(2,983,597)	-	-
Foreign currencies	(809,509)	-	6,782
Futures	(426,675)	-	-
Unrealized appreciation (depreciation) on
Investments	41,768,916	3,755,833	945,014
Translation of assets and liabilities in foreign currencies	10,148,868	-	72,400
Securities sold short	(275,514)	-	-

Net realized and unrealized gain	58,199,754	3,349,176	1,231,999

Net increase in net assets resulting from operations	$56,636,576	$3,035,329	$1,139,254

See notes to financial statements.

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008	Midas Fund		Midas Special Fund		Midas Perpetual Portfolio
	2009	2008	2009	2008	2009	2008
Operations
Net investment income (loss)	$(1,563,178)	$(2,476,123)	$(313,847)	(380,590)	$(92,745)	$157,604
Net realized gain (loss)	6,557,484	(25,905,170)	(406,657)	(882,407)	214,585	8,211
Unrealized appreciation (depreciation)	51,642,270	(99,459,217)	3,755,833	(6,424,283)	1,017,414	(5,790)

Net increase (decrease) in net assets resulting
from operations	56,636,576	(127,840,510)	3,035,329	(7,687,280)	1,139,254	160,025

Distributions to shareholders
Ordinary income	(1,403,657)	(3,921,447)	-	-	-	(158,511)
Net realized gains	-	-	-	-	(135,764)	-

Total distributions	(1,403,657)	(3,921,447)	-	-	(135,764)	(158,511)

Capital share transactions
Change in net assets resulting from
capital share transactions (a)	(16,447,053)	(42,201,714)	(365,286)	(737,226)	113,439	(7,326,676)
Redemption fees	23,190	71,475	914	1,441	2,657	-

Increase (decrease) in net assets resulting from
capital share transactions	(16,423,863)	(42,130,239)	(364,372)	(735,785)	116,096	(7,326,676)

Total change in net assets	38,809,056	(173,892,196)	2,670,957	(8,423,065)	1,119,586	(7,325,162)

Net assets
Beginning of year	77,501,889	251,394,085	8,910,761	17,333,826	7,191,071	14,516,233

End of year (b)	$116,310,945	$77,501,889	$11,581,718	$8,910,761	$8,310,657	$7,191,071

(a) Capital share transactions were as follows:
Value
Shares sold	$22,434,540	$86,340,401	$542,044	$432,144	$2,087,424	$37,779,628
Shares issued in reinvestment of distributions	1,302,755	3,509,980	-	-	133,543	155,107
Shares redeemed	(40,184,348)	(132,052,095)	(907,330)	(1,169,370)	(2,107,528)	(45,261,411)

Net increase (decrease)	$(16,447,053)	$(42,201,714)	$(365,286)	$(737,226)	$113,439	$(7,326,676)

Number
Shares sold	7,680,094	19,268,243	49,797	25,427	1,864,840	37,779,277
Shares issued in reinvestment of distributions	489,199	1,466,673	-	-	119,860	155,089
Shares redeemed	(14,517,372)	(28,509,611)	(79,232)	(71,330)	(1,969,285)	(45,261,411)

Net increase (decrease)	(6,348,079)	(7,774,695)	(29,435)	(45,903)	15,415	(7,327,045)

(b) Undistributed net investment income (loss)
included in end of year net assets	$(723,745)	$1,405,407	$-	$-	$-	$-

See notes to financial statements.

Statements of Cash Flows

Year Ended December 31, 2009	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio

Cash flows from operating activities
Net increase in net assets resulting from operations	$56,636,576	$3,035,329	$1,139,254
Adjustments to reconcile change in net assets
resulting from operations to net cash provided
by (used in) operating activities:
Proceeds from sales of long term investments	88,523,400	1,267,819	1,167,880
Purchase of long term investments	(78,998,738)	(1,062,639)	(1,265,694)
Unrealized appreciation of investments and
foreign currencies	(51,642,270)	(3,755,833)	(1,016,940)
Proceeds from securities sold short	27,494,072	-	-
Buy to cover securities sold short	(26,196,995)	-	-
Net (purchases) sales of short term investments	(356,818)	(5,200)	4,338,895
Net realized (gain) loss on sales of investments,
short sales, futures, and foreign currencies	(6,557,484)	406,657	(214,585)
Amortization of premium of investment securities	-	-	4,396
Increase in collateral for securities loaned	(16,966,859)	(732,277)	-
Increase in receivable for investments sold	(1,330,847)	-	-
Decrease (increase) in dividends receivable	6,071	(4,060)	(3,086)
Increase in securities lending income receivable	(10,047)	(361)	-
Increase in interest receivable	-	-	(13,600)
Increase in foreign withholding taxes reclaimed	-	-	(5,614)
Decrease other assets	1,043	1,130	1,156
Increase in payable upon return of securities loaned	16,966,859	732,278	-
(Decrease) increase in accrued expenses	(4,390)	2,848	(8,256)
Increase in investment management fees payable	45,963	5,479	-
Increase in distribution fees payable	11,491	3,405	-
Increase in administrative services payable	205	623	1,268
Decrease in payable for investments purchased	-	-	(4,077,300)

Net cash provided by (used in) operating activities	7,621,232	(104,802)	47,774

Cash flows from financing activities
Net shares redeemed	(18,085,854)	(386,329)	(44,591)
Borrowing on bank line of credit	10,550,281	355,107	-
Cash distributions paid	(100,902)	-	(2,221)

Net cash used in financing activities	(7,636,475)	(31,222)	(46,812)

Net change in cash	(15,243)	(136,024)	962

Cash
Beginning of year	15,243	136,024	-

End of year	$-	$-	$962

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on bank line of credit	$76,488	$31,431	$619
Noncash financing activities consisting of
reinvestment of distributions	$1,302,755	$-	$133,543

See notes to financial statements.

Notes to Financial Statements
December 31, 2009

1 Organization and Significant Accounting Policies

The Midas Funds are Maryland corporations registered under the Investment Company Act of 1940, as amended (the “Act”), as open end management investment companies. Midas Fund’s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies. Midas Special Fund’s investment objective is capital appreciation which it seeks by investing aggressively in any security in any sector. The investment objective of Midas Perpetual Portfolio (formerly Midas Dollar Reserves) is to preserve and increase the purchasing power value of its shares over the long term by investing a fixed target percentage of its total assets in each of the following investment categories: gold, silver, Swiss franc assets, hard asset securities, large capitalization growth stocks, and dollar assets. Prior to December 29, 2008, Midas Perpetual Portfolio operated as a money market fund. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The Funds retain Midas Management Corporation as their Investment Manager.

Midas Fund and Midas Perpetual Portfolio each has authorized capital of one billion shares of common stock, par value $0.01 per share. Midas Special Fund has authorized capital of 500 million shares of common stock, par value $0.01. The Funds each offer only one class of shares. Each Fund’s shareholders are entitled to one vote for each whole share owned and a fractional vote for each fraction of a share owned. Voting rights are not cumulative. All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.s

Valuation of Investments – Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Funds at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in such case, Nas-daq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq are valued at the mean between the last bid and asked prices. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by each Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Notes to Financial Statements

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – Midas Fund and Midas Special Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instrument that derive their values from other securities or commodities, or that are based on indices. All of a Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative used during the period.

Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund provides the broker/dealer an amount of cash or securities at least equal to a certain percentage of the contract amount. This is known as “initial margin.” Subsequent payments (“variation margin”) are credited to or debited from the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation or depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in futures could have a large impact on a Fund’s performance. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Short Sales – Midas Fund and Midas Special Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

Notes to Financial Statements

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custody and transfer agency expenses. No credits were realized by the Funds during the period.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2006-2008) or expected to be taken in the Funds’ 2009 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – The Funds indemnify officers and directors from certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

Recently issued Accounting Standards Updates - In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Funds to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3.  The ASU is effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact on the Funds’ financial statements disclosures is being assessed.
2 Fees and Transactions with Related Parties

Under the investment management agreement of Midas Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% over $200 million to $400 million, .90% over $400 million to $600 million, .85% over $600 million to $800 million, .80% over $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million to $30 million, 3/4 of 1% over $30 million to $150 million, 5/8 of 1% over $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Perpetual Portfolio, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% up to the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million.

Notes to Financial Statements

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under each plan, each Fund pays the Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Special Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Special Fund, and Midas Perpetual Portfolio each reimbursed the Distributor $123,976, $898, and $191, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2009.

The Investment Manager and the Distributor contractually agreed with Midas Perpetual Portfolio to waive their fees, respectively, for fiscal year 2009. The contractual fee waiver agreements expire on April 29, 2010.

Certain officers and directors of the Funds are officers and directors of the Investment Manager and Distributor.

Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2009, the Funds incurred administrative services expenses as follows:

	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
Compliance services	$101,971	$10,950	$8,840
Accounting services	32,413	3,730	2,950

Total administrative services	$134,384	$14,680	$11,790

3       Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid for the years ended December 31, 2009 and 2008 are summarized as follows:

	Midas Fund		Midas Perpetual Portfolio
	2009	2008	2009	2008

Ordinary income	$1,403,657	$3,921,447	$135,764	$158,511

There were no distributions paid by Midas Special Fund for the years ended December 31, 2009 and 2008.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
Accumulated net realized loss on investments	$(29,922,672)	$(3,725,668)	$-
Post-October losses	(20,604)	-	-
Net unrealized appreciation	3,781,657	3,220,224	1,011,623
	$(26,161,619)	$(505,444)	$1,011,623

Notes to Financial Statements

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book basis and tax basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (“PFIC”) mark to market adjustments. GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2009, permanent differences between book and tax accounting have been reclassified to paid in capital as follows:

	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
Decrease in accumulated undistributed net investment loss	$837,683	$330,589	$92,745
Decrease (increase) in accumulated net realized gain (loss) on investments	6,235,428	3,299,327	(86,091)
Decrease in paid in capital	(7,073,111)	(3,629,916)	(6,654)

At December 31, 2009, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $29,922,672 of which $79,582, $15,574,826 and $14,268,264 expire in 2010, 2016, and 2017, respectively.

At December 31, 2009, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $3,725,668, of which $1,823,745, $340,513, $1,154,753 and $406,657 expire in 2011, 2014, 2016, and 2017, respectively.

4  Fair Value Measurements

The Funds use a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect a Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. A Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

• Level 1 - quoted prices in active markets for identical investments.

• Level 2 - other significant observable inputs (including quoted prices for similar investments,interest rates, prepayment speeds, credit risk, etc.).

• Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

Notes to Financial Statements

The following is a summary of the inputs used as of December 31, 2009, in valuing the Funds’ assets and liabilities carried at fair value. Refer to each Funds’ Schedule of Portfolio Investments for detailed information on specific investments.

Midas Fund	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$130,321,265	$-	$0	$130,321,265
Warrants	770,356	-	-	770,356
Bullion ounces	10,951	-	-	10,951
Securities held as collateral on loaned securities
Money market fund	16,966,859	-	-	16,966,859
Total investments	$148,069,431	$-	$-	$148,069,431

Liabilities
Securities sold short	$4,595,052	$-	$-	$4,595,052

Midas Special Fund	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$13,664,834	$-	$-	$13,664,834
Money market fund	5,199	-	-	5,199
Securities held as collateral on loaned securities
Money market fund	732,278	-	-	732,278
Total investments	$14,402,311	$-	$-	$14,402,311

Midas Perpetual Portfolio	Level 1	Level 2	Level 3	Total
Assets
Gold	$1,642,916	$-	$-	$1,642,916
Silver	421,149	-	-	421,149
Swiss Franc Assets	-	743,562	-	743,562
Hard Asset Securities	1,311,545	-	-	1,311,545
Large Capitalization Growth Stocks	1,255,660	-	-	1,255,660
Dollar Assets	2,955,022	-	-	2,955,022
Total investments	$7,586,292	$743,562	$-	$8,329,854

Notes to Financial Statements

5  Investment Transactions

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Midas Fund	$144,011,354	$23,496,930	$(19,438,853)	$4,058,077
Midas Special Fund	11,182,087	4,379,183	(1,158,959)	3,220,224
Midas Perpetual Portfolio	7,318,704	1,030,810	(19,660)	1,011,150

Purchases and sales of securities, excluding short sale transactions and short term investments, for the year ended December 31, 2009 were as follows:

	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
Purchases	$78,998,738	$1,062,639	$1,265,694
Proceeds	88,523,400	1,235,959	1,167,880

6  Illiquid and Restricted Securities

Midas Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 1. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at December 31, 2009, were as follows:

	Acquisition Date	Cost	Value
Ivanhoe Nickel & Platinum Ltd.	4/30/97	$0	$0
Percent of net assets		0.0%	0.0%

Notes to Financial Statements

7  Derivatives

The following table sets forth the effect of derivative instruments on the Statement of Operations and the amount of realized gain or (loss) on derivatives recognized in income for Midas Fund for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income

Futures contracts	Net realized loss on futures	$(426,675)

8  Bank Credit Facilities

The Funds (except Midas Perpetual Portfolio), Global Income Fund, Inc., and Foxby Corp. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Funds’ custodian. Global Income Fund, Inc. and Foxby Corp. are closed end investment companies advised by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000 which prior to April 24, 2009 had been $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.80% per annum, calculated on the basis of actual days elapsed for a 360 day year.

The Funds have also entered into an uncommitted secured redemption facility, which is subject to annual renewal, with SSB with an aggregate amount available of $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. This facility carries no legal obligation on the part of SSB to lend any amount of money to the Funds at any time and the Borrower does not pay a commitment fee under this facility. SSB may make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000, the maximum amount permitted pursuant to the Borrower’s investment policies, or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds rate in effect from time to time plus 1.25%, calculated on the basis of actual days elapsed for a 360 day year.

Notes to Financial Statements

The outstanding loan balance and the value of eligible collateral investments at December 31, 2009, and the weighted average interest rate and average daily amount outstanding under the committed and uncommitted facilities for the year ended December 31, 2009 were as follows:

	Midas Fund	Midas Special Fund	Midas Perpetual Portfolio

Outstanding balance	$11,266,481	$2,009,768	$0
Value of eligible collateral	$34,400,723	$10,958,096	$0
Average daily amount outstanding	$3,543,397	$1,693,414	$0
Weighted average interest rate	1.51%	1.58%	0.00%

9  Securities Lending

Midas Fund and Midas Special Fund may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the interest on the investment in any cash received as collateral. The Funds receive as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less than 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

The value of loaned securities and related collateral outstanding at December 31, 2009 were as follows:

	Midas Fund	Midas Special Fund
Value of securities loaned	$16,584,758	$705,566
Value of related collateral	$16,966,859	$732,278

Notes to Financial Statements

10Off Balance Sheet Risks

Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

11Portfolio Concentration

Midas Special Fund operates as a “non-diversified” investment company, as defined in the Act. As a result of being “non-diversified,” with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. As of December 31, 2009, the Fund held approximately 30% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

12Subsequent Events

The Funds have evaluated the impact of all subsequent events through February 22, 2010, the date the financial statements were issued, and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Financial Highlights

Midas Fund
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$2.11	$5.64	$4.29	$2.99	$2.14

Income (loss) from investment operations:
Net investment loss(1)	(0.05)	(0.06)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.80	(3.36)	1.44	1.39	0.90

Total from investment operations	1.75	(3.42)	1.36	1.31	0.85
Paid in capital from redemption fees	- (2)	- (2)	- (2)	0.01	- (2)
Less distributions:
Dividends from net investment income	(0.04)	(0.11)	(0.01)	(0.02)	-
Net asset value, end of period	$3.82	$2.11	$5.64	$4.29	$2.99

Total Return	83.88%	(60.89)%	31.70%	44.02%	39.72%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$116,311	$77,502	$251,394	$138,726	$74,732
Ratio of total expenses to average net assets	2.39%	2.37%	2.43%	2.39%	2.79%
Ratio of net expenses to average net assets	2.39%	2.37%	2.43%	2.38%	2.78%
Ratio of net expenses excluding loan interest and
fees to average net assets	2.29%	2.02%	1.87%	1.96%	2.44%
Ratio of net investment loss to average net assets	(1.67)%	(1.42)%	(1.58)%	(1.96)%	(2.39)%
Portfolio turnover rate	82%	129%	126%	118%	63%

(1) Average shares outstanding during the period are used to calculate per share data.
(2) Less than $.005 per share.

Midas Special Fund
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$10.36	$19.13	$16.74	$14.80	$14.98

Income (loss) from investment operations:
Net investment loss(1)	(0.37)	(0.43)	(0.50)	(0.35)	(0.32)
Net realized and unrealized gain (loss) on investments	3.95	(8.34)	2.89	2.29	0.14
Total from investment operations	3.58	(8.77)	2.39	1.94	(0.18)
Paid in capital from redemption fees (2)	-	-	-	-	-
Net asset value, end of period	$13.94	$10.36	$19.13	$16.74	$14.80

Total Return	34.56%	(45.84)%	14.28%	13.11%	(1.20)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$11,582	$8,911	$17,334	$17,149	$16,431
Ratio of total expenses to average net assets	4.46%	3.89%	4.06%	3.89%	4.03%
Ratio of net expenses to average net assets	4.46%	3.89%	4.06%	3.88%	4.03%
Ratio of net expenses excluding loan interest and
fees to average net assets	4.11%	3.32%	3.22%	3.39%	3.83%
Ratio of net investment loss to average net assets	(3.23)%	(2.71)%	(2.85)%	(2.32)%	(2.15)%
Portfolio turnover rate	9%	13%	36%	73%	118%

(1) Average shares outstanding during the period are used to calculate per share data.
(2) Less than  $.005 per share.

See notes to financial statements.

Financial Highlights

Midas Perpetual Portfolio
	For the Year Ended December 31,
	2009	2008(1)		2007(1)		2006(1)		2005(1)
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.00	$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.01)	0.012		0.039		0.039		0.016
Net realized and unrealized gain (loss) on investments	0.18	-		-		-		-

Total from investment operations	0.17	-		-		-		-
Paid in capital from redemption fees(3)	-	-		-		-		-
Less distributions:
Dividends from net investment income	-	(0.012)		(0.039)		(0.039)		(0.016)
Distributions from realized gains	(0.02)	-		-		-		-
Total distributions	(0.02)	(0.012)		(0.039)		(0.039)		(0.016)
Net asset value, end of period	$1.15	$1.000		$1.000		$1.000		$1.000

Total Return	17.03%	1.22	%(4)	4.00	%(4)	3.88	%(4)	1.61	%(4)

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$8,311	$7,191		$14,516		$14,528		$12,889
Ratio of total expenses to average net assets	2.23%	1.77%		1.91%		1.83%		2.34%
Ratio of net expenses to average net assets	2.23%	1.21	%(4)	1.15	%(4)	1.08	%(4)	1.59	%(4)
Ratio of net expenses excluding loan interest and
fees to average net assets	2.22%	-		-		-		-
Ratio of net investment income (loss) to average net assets	(1.29)%	1.22	%(4)	3.92	%(4)	3.87	%(4)	1.58	%(4)
Portfolio turnover rate	24%	0%		0%		0%		0%

(1) These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, Inc. from Midas Dollar Reserves, Inc., ceased operating as a money market fund and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.

(2) Average shares outstanding during the period are used to calculate per share data.

(3) The Fund began imposing a redemption fee on December 29, 2008. The amount was less than $.005 per share for the years ended December 31, 2009 and 2008, respectively.

(4) Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24%, 0.75%, 0.75%, and 0.75% for the years ended December 31, 2008, 2007, 2006, and 2005, respectively. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, 0.00%, 0.00%, and 0.00%, for the years ended December 31, 2008, 2007, 2006,  and 2005, respectively. The impact of the voluntary fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income to average net assets.

See notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Midas Fund, Inc.
Midas Special Fund, Inc.
Midas Perpetual Portfolio, Inc.

W
e have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Perpetual Portfolio, Inc. as of December 31, 2009, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is  to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Perpetual Portfolio, Inc. as of December 31, 2009, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the five years presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2010

Performance Graphs / Total Returns
(UNAUDITED)

Results of $10,000 Investment
January 1, 2000 through December 31, 2009

The performance graphs show returns of an initial investment of $10,000 in Midas Fund, Midas Special Fund, and Midas Perpetual Portfolio from 1/1/00 to 12/31/09. Midas Fund is compared to the S&P 500 and the Morningstar Category of Equity Precious Metals funds, an index of 74 funds, 35 of which have been in existence since 2000. Midas Special Fund is compared to the S&P 500 and the Russell 2000. Midas Perpetual Portfolio is compared to the S&P 500 and the Citigroup 3-Month U.S. Treasury Bill Index (“Citigroup T-Bill Index”). Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, a small company index, are unmanaged and fully invested in common stocks. The Citigroup T-Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months and is unmanaged. You cannot invest directly in an index. Past performance is not predictive of future performance.

Prior to December 29, 2008, Midas Perpetual Portfolio (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, the Fund began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.  The performance included in the table and chart below for the periods commencing on or after January 1, 2000 reflects the Fund’s performance as a money market fund up to December 28, 2008 and thereafter as a fluctuating net asset value fund.  The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Fund Name	Value as of 12/31/09	% Aggregate Total Return*†	% Avg. Annual Return*†
Midas Fund	$29,997	199.97%	11.61%
Midas Special Fund	$5,488	(45.12)%	(5.82)%
Midas Perpetual Portfolio	$14,343	43.43%	3.67%
Equity Precious Metals	$52,452	424.52%	18.03%
Russell 2000	$14,126	41.26%	3.51%
Citigroup T-Bill Index	$13,226	32.26%	2.84%
S&P 500	$7,590	(24.10)%	(2.72)%

	Average Annual Total Return for the Periods Ended December 31, 2009*
	1 Year	5 Years	10 Years
Midas Fund	83.88%	13.77%	11.61%
Midas Special Fund	34.56%	(1.43)%	(5.82)%
Midas Perpetual Portfolio	17.03%	5.40%	3.67%

*	The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	For the 10 year period ended December 31, 2009.

About Your Fund’s Expenses
(UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, SARSEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Analysis Tables

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period July 1, 2009-December 31, 2009(a)	Annualized Expense Ratio

Midas Fund
Actual	$1,000.00	$1,838.82	$17.10	2.39%
Hypothetical (b)	$1,000.00	$1,013.16	$12.13	2.39%

Midas Special Fund
Actual	$1,000.00	$1,345.56	$26.37	4.46%
Hypothetical (b)	$1,000.00	$1002.72	$22.51	4.46%

Midas Perpetual Portfolio
Actual	$1,000.00	$1,171.44	$12.21	2.23%
Hypothetical (b)	$1,000.00	$1,013.96	$11.32	2.23%

(a)   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)   Assumes 5% total total return before expenses.

Directors of the Funds
(UNAUDITED)

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling the Funds toll-free at 1-800-472-4160.

Independent Directors
Name, Address, Date of Birth	Director Since1	Funds in Complex Over- seen2	Principal Occupation, Business Experience for Past Five Years	Other Director- ships Held3
Bruce B. Huber CLU, ChFC, SFS 11 Hanover Square New York, NY 10005 Born February 7, 1930	1995 Midas Fund 1986 Special Fund 1981 Perpetual Portfolio	5
Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.
				None
James E. Hunt 11 Hanover Square New York, NY 10005 Born December 14, 1930	1995 Midas Fund 1986 Special Fund 1980 Perpetual Portfolio	5	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	None
Peter K. Werner 11 Hanover Square New York, NY 10005 Born August 16, 1959	2004 All Funds	5
Since 1996, he has taught, directed and coached many programs at The Governor’s Academy, of  Byfield MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.
				None

Interested Directors
Name, Address, Date of Birth	Director Since1	Funds in Complex Over- seen2	Principal Occupation, Business Experience for Past Five Years	Other Director- ships Held3
Robert D. Anderson4 Director and Vice Chairman. 11 Hanover Square New York, NY 10005 Born December 7, 1929	2002 Midas Fund 1986 Special Fund 1980 Perpetual Portfolio	3
Since 1988, Vice Chairman of the Investment Manager and its affiliates. Other capacities since 1974. A former member of the District #12, District Business Conduct and Investment Company Committees of the NASD.
				None
Thomas B. Winmill, Esq.4 Chief Executive Officer, President, and General Counsel. 11 Hanover Square New York, NY 10005 Born June 25, 1959	1995 Midas Fund 1997 Special Fund 1993 Perpetual Portfolio	5
Since 1999, President of the Investment Manager and the Distributor, and of their affiliates. He is Chairman of the In- vestment Policy Committee (“IPC”) of the Investment Manager. Other capacities since 1988. He is a member of the New York State Bar. He is the son of Bassett S. Winmill.
				None

1
Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, a Fund’s Charter or Bylaws, the 1940 Act, or other applicable law.

2
The “Investment Company Complex” is comprised of the Midas Funds, Foxby Corp., and Global Income Fund, Inc. Foxby Corp. and Global Income Fund, Inc. are advised by an affiliate of the Investment Manager.

3
Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act.

4	Robert D. Anderson and Thomas B. Winmill are “interested persons” of the Funds as defined by the Investment Company Act because of their positions with the Investment Manager.

Officers of the Funds

(Unaudited)
Name, Date of Birth	Title and Officer Since	Principal Occupation, Business Experience for Past Five Years
Thomas B. Winmill, Esq. June 25, 1959	Chief Executive Officer, President, and General Counsel since 1999. Other capacities since 1988.	See biographical information on previous page.
Robert D. Anderson December 7, 1929	Vice Chairman since 1985. Other capacities since 1974.	See biographical information on previous page.
Bassett S. Winmill February 10, 1930	Chief Investment Strategist since 1999. Other capacities since 1974.
Chief Investment Strategist of the Investment Manager and the Chair- man of the Board of the Investment Manager’s parent and its affiliates, and of two investment companies in the Investment Company Complex. He is a member of the IPC and the New York Society of  Security Analysts, the Association for Investment Management and Re- search, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

Thomas O’Malley July 22, 1958	CAO, CFO, Treasurer and Vice President since 2005.
Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He also is Chief Accounting Officer, Chief  Financial Officer, Treasurer and Vice President of the Investment Company Complex, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

Heidi Keating March 28, 1959	Vice President since 1988. Other capacities since 1978.	Vice President of the Investment Manager since 1988. Other capacities since 1978.
John F. Ramirez, Esq. April 29, 1977	Chief Compliance Officer, Vice President, and Secretary since 2005. Other capacities since 2000.
CCO, VP, and Secretary since 2005 and Associate General Counsel since 2009. He is also CCO, VP, Associate General Counsel, and Secretary of the Investment Company Complex, the Investment Manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the Investment Manager, and WCI. He is a member of the CCO Committee and the Compliance Advisory Committee of the Investment Company Institute, and the New York State Bar.

Officers hold their positions with a Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 9, 2009.

Additional Information
(UNAUDITED)
Quarterly Schedules of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

Midas Funds Offer

•	Regular Accounts
•	IRA Retirement Accounts, including Traditional, Roth, Self-Employed, and Small Business (SEP, SIMPLE)
•	Education Savings Accounts
•	Health Savings Accounts
•	Electronic Funds Transfers
•	Automatic Investment Program

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our Automatic Investment Program, and open an account for only $100, and make subsequent monthly investments of as little as $100.

Midas Funds Regular Account Application Instructions

1.	Registration. If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2.	Mailing and E-mail Addresses, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including Custodian’s physical address.

3.	Choose Fund(s) and amount invested. Indicate the Fund(s) in which you are opening an account. The opening minimum is $1,000 per Fund ($100 for Midas Automatic Investment Programs – see Section 6 of the Account Application). The minimum subsequent investment is $100.

4.	Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5.
Shareholder Communications. Check the method of shareholder communications you would prefer (electronic or paper copies). Electronic communications will be sent to the e-mail address provided in Section 2.

6.
Midas Funds Bank Transfer Plan/The Midas Touch®. With the Bank Transfer Plan (BTP), you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the BTP is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the frequency, and when you’d like to start your automatic investing.

All shareholders can access their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or redeeming Fund shares using Electronic Funds Transfer, initiate Fund to Fund transfers between the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To access these features, please indicate your bank routing and account numbers or attach a voided check.

7.	Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

Send By Mail. Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted.

Send By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., ET, on business days to speak with a Shareholder Services Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted. The completed Account Application should be faxed to 1-317-937-3014, Attn: Midas Funds. You will then be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

If you need any assistance in completing the Account Application, please call a Shareholder Services Representative at 1-800-400-MIDAS (6432)
between the hours of 8 a.m. and 6 p.m., ET.

MIDAS FUNDS ACCOUNT APPLICATION

Discovering Opportunities®

Use this Account Application to open a regular Midas account.
Mail the completed Application and check payable to Midas Funds to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110

Overnight Address:
2960 North Meridian Street, Suite 300, Indianapolis, IN 46208

IMPORTANT: In compliance with the USA Patriot Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1. Registration (Please Type or Print)

For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

Street | City | State / Zip | Daytime Telephone

E-mail address

Citizen of ☐ U.S. ☐ Other: — Owner *(If other, attach IRS Form W-8)*

Citizen of ☐ U.S. ☐ Other: — Joint Owner *(If other, attach IRS Form W-8)*

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3. Fund(s) chosen and amount invested (\$1,000 minimum per Fund)

Note: The \$1,000 initial investment minimum is waived if you elect to invest \$100 or more each month through the Midas Automatic Investment Program (see Section 6).

Midas Fund		Midas Special Fund		Midas Perpetual Portfolio		TOTAL
\$	+	\$	+	\$	=	\$

By Check: Please draw your check to the order of **Midas Funds** and enclose with this Application. **Third party checks and money orders will not be accepted.**

By Wire: Please fax this completed Application to 1-317-937-3014 with the name of the bank and amount to be wired before making an initial investment by wire. You will then be assigned an account number and wiring address. Enter the information below and mail.

Please indicate the assigned account number ____________ and the date the wire was sent ____________.

4. Distributions

If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ **Automatic Compounding Option** Dividends and distributions reinvested in additional shares.

☐ **Payment Option** ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5. Shareholder Communications

I prefer Midas Funds to provide shareholder communications:

☐ Electronically (e-mail) ☐ Via paper (U.S. Mail)

I understand that I may discontinue and/or choose another method of shareholder communications at any time. Electronic communications will be sent to the e-mail address provided in Section 2.

6. Midas Shareholder Services (please check the appropriate box)

☐ **Bank Transfer Plan** Automatically purchase shares of the Fund named below each month by transferring the total amount specified from my regular checking account, NOW account, or bank money market account each month.

Fund Name: ______________________________

Amount ($100 minimum): $ ______________________________ Starting (date) ____________________

☐ ***The Midas Touch®*** Enjoy enhanced account access to initiate and perform transactions online or by telephone.

You may decline redemptions by telephone by checking this box. ☐ *You will still enjoy enhanced online privileges.*

To register for the Midas Bank Transfer Plan or *The Midas Touch®*, add your bank routing and account numbers, or tape a voided check, below.

Add Bank Routing Number
Add Bank Account Number
1003
John and Jane Doe
123 Main Street
MyTown, USA 12345
Date
PAY TO THE
ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
0123456789 0123456789 1003
(9-DIGIT ROUTING #) (ACCOUNT #) (CHECK #)

For information on the Midas Salary Investing Plan or the Midas Government Direct Deposit Plan, please call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative.

AR09

7. Signature and Certification to Avoid Backup Withholding

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. **I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Signature of ○Owner ○Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

With The Midas Touch®, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Monitor your investments
•	Retrieve your account history
•	Review recent transactions
•	Obtain closing market information and Fund closing prices
•	Check your account balances and account activity
•	Obtain prospectuses, shareholder reports, and account applications, as well as
•	IRA transfer forms and Automatic Investment Program forms for regular monthly investing
•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account
•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds
•	Perform transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

1-800-400-MIDAS (6432) for Investment Information

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Investor Service Center, Inc., Distributor. Member, FINRA.

MIDAS FUNDS
Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

SAVE THE DATES!
Teleconferences with
Midas portfolio manager,
Tom Winmill
Thurs., March 11, 2010, 3 pm
Thurs., June 10, 2010 3 pm
Details at www.MidasFunds.com

MFAR09

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2009 - $14,500
2008 - $14,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES
2009- $1,500
2008 - $2,000

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2009- $1,500
2008- $1,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2009 - N/A
2008 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,000 and $22,500, respectively.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 10, 2010	Midas Perpetual Portfolio, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

March 10, 2010	Midas Perpetual Portfolio, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 10, 2010	Midas Perpetual Portfolio, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

March 10, 2010	Midas Perpetual Portfolio, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer